                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                   FORM N-CSR

Investment Company Act file number 811-642

                        SCUDDER INTERNATIONAL FUND, INC.
                        --------------------------------
               (Exact Name of Registrant as Specified in Charter)

                       345 Park Avenue, New York, NY 10154
                       -----------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, including Area Code: (617) 295-1000
                                                            --------------

                                  John Millette
                          Vice President and Secretary
                        Scudder International Fund, Inc.
                    Two International Place, Boston, MA 02110
                     ---------------------------------------
                     (Name and Address of Agent for Service)

Date of fiscal year end:        10/31/03

Date of reporting period:       4/30/03

ITEM 1.  REPORT TO STOCKHOLDERS

[Scudder Investments logo]

Scudder Latin America Fund

Semiannual Report to Shareholders

April 30, 2003

Contents

<Click Here> Performance Summary

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Investment Products

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B and C), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Performance Summary April 30, 2003

Classes A, B, C and M

Average Annual Total Returns* (Unadjusted for Sales Charge)
Scudder Latin America Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A(a)	21.82%	-13.05%	-4.84%	-4.39%	6.05%
Class B(a)	21.34%	-13.76%	-5.56%	-5.13%	5.22%
Class C(a)	21.33%	-13.76%	-5.63%	-5.16%	5.21%
IFC Latin America Investable Total Return Index+	26.17%	-12.64%	-5.90%	-3.52%	4.12%

Scudder Latin America Fund	6-Month++	1-Year	Life of Class**
Class M++++	21.94%	-12.71%	-1.27%
IFC Latin America Investable Total Return Index+	26.17%	-12.64%	-4.63%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class M
Net Asset Value: 4/30/03	$ 18.42	$ 18.42	$ 18.37	$ 18.56
10/31/02	$ 15.21	$ 15.18	$ 15.14	$ 15.26
Distribution Information: Six Months: Income Dividends	$ .10	-	-	$ .14

Class A Lipper Rankings - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	5	of	32	16

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b)* (Adjusted for Sales Charge)
[] Scudder Latin America Fund - Class A(c) [] IFC Latin America Investable Total Return Index+

Yearly periods ended April 30

Comparative Results* (Adjusted for Sales Charge)
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$8,195	$8,122	$7,530	$16,960
	Average annual total return	-18.05%	-6.70%	-5.52%	5.42%
Class B(c)	Growth of $10,000	$8,365	$8,266	$7,616	$16,630
	Average annual total return	-16.35%	-6.15%	-5.30%	5.22%
Class C(c)	Growth of $10,000	$8,538	$8,321	$7,596	$16,458
	Average annual total return	-14.62%	-5.94%	-5.35%	5.11%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$8,736	$8,334	$8,359	$14,971
	Average annual total return	-12.64%	-5.90%	-3.52%	4.12%

Scudder Latin America Fund		1-Year	Life of Class**
Class M++++	Growth of $10,000	$8,729	$9,826
	Average annual total return	-12.71%	-1.27%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$8,736	$9,396
	Average annual total return	-12.64%	-4.63%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Classes A, B, C and M

* Returns and rankings for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class M shares commenced operations on December 14, 2001. Index comparisons begin December 31, 2001.
a Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on May 29, 2001 are derived from the historical performance of Class S shares of the Scudder Latin America Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1.00%. The difference in expenses will affect performance.
+ The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
++++ Class M shares are not subject to sales charges.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share classes.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the Fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns*
Scudder Latin America Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class S	22.00%	-12.85%	-4.56%	-4.12%	6.35%
IFC Latin America Investable Total Return Index+	26.17%	-12.64%	-5.90%	-3.52%	4.12%

Scudder Latin America Fund	6-Month++	1-Year	Life of Class**
Class AARP	22.03%	-12.83%	-5.13%
IFC Latin America Investable Total Return Index+	26.17%	-12.64%	-6.45%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 4/30/03	$ 18.45	$ 18.42
10/31/02	$ 15.25	$ 15.23
Distribution Information: Six Months: Income Dividends	$ .14	$ .14

Class S Lipper Rankings* - Latin American Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	3	of	32	10
3-Year	3	of	25	12
5-Year	5	of	20	24
10-Year	1	of	5	17

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment*
[] Scudder Latin America Fund - Class S [] IFC Latin America Investable Total Return Index+

Yearly periods ended April 30

Comparative Results*
Scudder Latin America Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$8,715	$8,692	$8,103	$18,505
	Average annual total return	-12.85%	-4.56%	-4.12%	6.35%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$8,736	$8,334	$8,359	$14,971
	Average annual total return	-12.64%	-5.90%	-3.52%	4.12%

Scudder Latin America Fund		1-Year	Life of Class**
Class AARP	Growth of $10,000	$8,717	$8,732
	Average annual total return	-12.83%	-5.13%
IFC Latin America Investable Total Return Index+	Growth of $10,000	$8,736	$8,437
	Average annual total return	-12.64%	-6.45%

The growth of $10,000 is cumulative.

Notes to Performance Summary - Class AARP and Class S

* Returns and rankings for the 10-year period shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.
** Class AARP commenced operations on October 2, 2000. Index comparisons begin September 30, 2000.
+ The IFC Latin America Investable Total Return Index is prepared by International Finance Corporation. It is an unmanaged, market-capitalization-weighted representation of stock performance in seven Latin American markets, and measures the returns of stocks that are legally and practically available to investors. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Portfolio Management Review

In the following interview, Lead Portfolio Managers Paul Rogers and Tara Kenney discuss Scudder Latin America Fund's strategy and the market environment during the six-month period ended April 30, 2003.

Q: How did stock markets in Latin America perform during the reporting period?

A: Over the past six months, stock markets in Latin America performed well on both an absolute basis and in comparison with other regions of the world. At a time when the global markets were pressured by geopolitical tensions and continued sluggishness in the world economy, stocks in Latin America managed to post double-digit gains. The region's currencies also performed well, providing a boost to dollar-based investors.1 For the six-month period, the Latin American stock markets returned 26.17%, as measured by the IFC Latin America Investable Total Return Index (the fund's benchmark). In comparison, the MSCI World Index, which measures the performance of all of the global markets, returned 3.62%.2

1 When a US-dollar-based investor purchases securities denominated in, for example, pesos, and the peso increases in value compared with the US dollar, the investment experiences appreciation from the currency. This can enhance a positive return from the investment or help to offset a negative return on the investment.
2 The International Finance Corporation Latin America Investable Total Return Index (IFC Latin America Index) is a measure of stock performance in seven Latin American markets. The Morgan Stanley Capital International World Index (MSCI World Index) is a measure of stock markets around the world, including North America, Europe, Australia and Asia. Indices are unmanaged and capitalization-weighted. Index returns are US-dollar denominated, assume reinvested dividends and do not reflect fees. One cannot directly invest in an index.

Q: How did Scudder Latin America Fund respond in this environment?

A: For the cumulative six months ended April 30, 2003, Scudder Latin America Fund returned 21.82% (Class A shares unadjusted for sales charges). (Please see pages 3 through 8 for the performance of other share classes.) The fund finished slightly ahead of the 21.50% cumulative return of the 32 funds in its Lipper Latin America Funds peer group.3 (Please see page 3 for further Lipper rankings information and additional disclosure.)

Performance was helped by the strong showing of the fund's core holdings. Petroleo Brasileiro SA, Banco Itau Holding Financeira SA, Banco Brandesco SA, Tele Norte Leste Participacoes SA, Brasil Telecom Participacoes SA and Aracruz Celulose SA all posted large gains during the period. On the negative side, the fund's returns were hurt by its overweight position in Mexico, which underperformed the region as a whole. (By overweight we mean that the fund has a heavier weighting in a region, sector or security than does the benchmark. Similarly, an underweight means that the fund has a smaller weighting.) In addition, its underweight position in cellular companies and utilities detracted from the fund's performance during the period under review. We continue to avoid these sectors. Utilities, as a group, are heavily indebted, while cellular firms continue to face an unclear competitive environment.

3 Source: Lipper Inc. as of 4/30/03. Latin American funds as defined by Lipper Inc. are those that concentrate their investments in equity securities with primary trading markets or operations concentrated in the Latin American region or in a single country within this region. The Lipper figure represented the average of the total returns reported by all of the mutual funds designated by Lipper Inc. as falling into the Latin American Funds category.

We believe the fund's strong long-term record is a result of our disciplined investment approach. In managing the fund, we strive to invest in companies with capable management teams, low debt levels and strong cash flows. We believe such companies are likely to outperform over time by virtue of their ability to withstand the ups and downs of the region's economy and financial markets. Our conservative style means that the fund will sometimes underperform when the Latin American markets are rallying sharply. However, we believe this approach will help it to outperform over the long term.

Q: Brazil's stock market delivered an exceptionally strong performance. What factors were behind this powerful rally?

A: During the six-month period, Brazil returned 55% in dollar terms, as measured by the Bovespa Index.4 The stock market was boosted by increased confidence in the country's new president, Luiz Inacio Lula da Silva (Lula). During mid-2002, fears that a Lula presidency would lead to policies unfriendly to the financial markets weighed heavily on Brazilian stocks. However, the market began to rally immediately after his October election victory. It subsequently made further gains as Lula enjoyed a great deal of success. Lula appears determined to move ahead with the necessary structural reforms that were proposed - but never achieved - by the Cardoso administration. It is always difficult to predict politics in Brazil. Still, it appears that a consensus is emerging that will enable social security, tax and labor reforms to be implemented over the coming year. Given the concerns that preceded Lula's election, his success thus far has been a distinct positive for the stock market.

4 The BOVESPA Index is an unmanaged, capitalization-weighted measure of the Brazilian stock market. Index returns are US-dollar denominated, assume reinvested dividends and do not reflect fees. One cannot be directly invest in an index.

Brazil's economy remains on a tenuous footing, but recent developments have been encouraging. The Central Bank has surprised the market with a strict commitment to fighting inflation. The fiscal outlook is also improving, and the government should have no problem paying off its near-term debt obligations. Foreign direct investment continues at about $13 billion annually.5 Additionally, Brazil posted a record $12.5 billion trade surplus last year and is on track to record an even higher surplus this year. (A trade surplus indicates that a country is exporting more than it is importing.) All of these developments have been a positive for Brazil's currency, the real.

5 Foreign direct investment is business investment in a country by foreign companies. For example, a US corporation that wishes to sell its cars in Latin America constructs a production facility in Brazil.

These factors have helped reduce Brazil's economic vulnerability. However, both inflation and interest rates remain high. The government will need to enact meaningful structural reforms in order for the economy to continue its recovery and for the market to hold on to its recent gains.

Q: Mexico lagged its neighbors during the reporting period. Why?

A: During the late 1990s, Mexico benefited from the theme known as "convergence." This term refers to Mexico's increasingly tight link with the US economy. This was a positive at the time, given the booming growth enjoyed by the United States. Recently, however, this close relationship has been Mexico's Achilles heel given the slowdown in the US economy. Mexico is in a slump, and a recovery is not likely until the United States turns the corner. Additionally, President Vincente Fox's political influence appears to be weakening. This will make the passage of important tax code changes and a restructuring of regulation in the utilities sector more difficult to achieve.

On a positive note, the lack of high inflation has left the Mexican consumer in relatively good shape. The peso remains strong, due in part to Mexico's high level of international currency reserves. The banking sector is on a solid footing and is poised to lend when the demand for capital recovers. Additionally, the high price of oil has shored up the government's fiscal account (the sale of oil is a significant contributor to Mexico's export revenue). This has helped keep the country's debt at a manageable level. The fact that interest rates are at historic lows provides further underpinning to the Mexican economy. We believe these factors help support the long-term investment backdrop in Mexico, despite the market's recent underperformance.

Q: How is the fund positioned?

A: Given our emphasis on stock selection, we tend to see the country weightings as less important than our company holdings as we strive to hold the best companies in the region overall. Having said that, the fund is neutral in Brazil, overweight in Mexico and underweight in the region's smaller markets. In Brazil, the fund holds 40.5% of the portfolio, compared with 40.5% for the benchmark. The fund has an overweight position in Mexico, where it holds 51.5%, compared with 38.1% for the benchmark.

In Mexico, we have maintained a position in Wal-Mart de Mexico SA, which continues to enjoy robust same-store sales growth despite the economic slowdown. Grupo Financiero BBVA Bancomer SA de CV also has performed well for the fund, and we continue to like its solid franchise, strong balance sheet and skilled management team. Fixed-line telephone company Telefonos de Mexico SA de CV remains a top holding, as we have seen no reason to reduce our position. We have, however, trimmed the fund's weighting in Cemex, a cement producer which has been hurt by slower construction spending in the United States and Mexico. Overall, we are comfortable that the Mexican companies held by the portfolio have strong franchise power, manageable debt and the ability to generate strong cash flows even in a slow economic environment.

In Brazil, we continue to like exporters that earn a significant portion of their revenues in dollars. Examples include Aracruz Celulose SA (pulp and paper), Compania Vale do Rio Doce (mining) and Votorantim Celulose e Papel SA (pulp and paper). The beverage conglomerate Companhia de Bebidas das Americas remains a top holding, as it holds a commanding market share and has been able to pass on price increases without hurting sales. Other favorites include Petroleo Brasileiro SA (energy), Banco Itau Holding Financeira SA and the fixed-line telephone companies.

The fund is underweight in Chile, holding 4.4% of the portfolio in the country compared with 15% for the index. However, we remain positive on Compania de Telecomunicaciones de Chile SA, the fixed-line telephone company, and Cervecerias Unidas, the leading beer producer. We maintain only a slight exposure to Argentina, where the outlook remains difficult to predict and the number of investable companies is small.

Q: How do the stock markets in Latin America stack up against those in other regions of the world?

A: We believe valuations in Latin America are compelling in relation to other emerging markets, even after the strong market performance of the past six months.6 We continue to find some of the least expensive prices for certain stocks that we have seen in some time. There is still a great deal of risk in the region's markets, of course. However, we believe the risks are already factored into stock prices. At the same time, profit growth has been favorable and is expected to improve. We believe this combination of strong fundamentals and attractive valuations will help the performance of stocks in Latin America in relation to markets in other areas of the world.

6 Valuation is a term used to describe the price investors have to pay for a stock in relation to the earnings growth it is expected to deliver. For example, a stock that is trading at $10 and generating $1 per share annually in earnings is said to be trading at "10 times" earnings. Such a stock would be "cheaper" than one that is trading at $20 and generating $1 per share in earnings. Buyers of stock generally use valuation as one of their key investment criteria.

We encourage investors to be patient, however. In order for the markets to provide continued strong absolute returns, we will need to see several variables fall into place. Global growth will need to pick up, the US economy will need to strengthen and Brazil will need to make progress on reforms. We encourage investors to remain focused on the long-term investment story in Latin America in the event that we witness short-term setbacks in these areas.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary April 30, 2003

Geographical (Excludes Cash Equivalents)	4/30/03	10/31/02

Mexico	53%	55%
Brazil	41%	39%
Chile	4%	4%
Peru	1%	1%
Argentina	1%	1%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	4/30/03	10/31/02

Consumer Staples	25%	27%
Telecommunication Services	23%	24%
Materials	16%	17%
Financials	15%	13%
Energy	11%	9%
Consumer Discretionary	10%	9%
Industrials	-	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2003 (61.3% of Portfolio)
1. Petroleo Brasileiro SA Producer and distributor of petroleum	Brazil	10.5%
2. Telefonos de Mexico SA de CV Provider of telecommunication services	Mexico	8.7%
3. Wal-Mart de Mexico SA de CV Operator of discount stores	Mexico	7.5%
4. Grupo Financiero BBVA Bancomer SA de CV Provider of financial services	Mexico	6.0%
5. America Movil SA de CV Provider of wireless communication services	Mexico	5.3%
6. Companhia de Bebidas das Americas Producer of beer, soft drinks, teas, bottled water, fruit juices and sports drinks	Brazil	5.3%
7. Banco Itau Holding Financeira SA Provider of banking services	Brazil	5.2%
8. Companhia Vale do Rio Doce Operator of diverse mining and industrial complex	Brazil	4.8%
9. Grupo Continental SA Producer and distributor of soft drinks, sugar and mineral water	Mexico	4.1%
10. Fomento Economico Mexicano SA de CV Producer of beer, soft drinks and mineral water	Mexico	3.9%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of April 30, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 98.4%
Argentina 0.8%
BI SA "A" (New)* (d)	3,231,425	572,447
BI SA Certificates* (c)	307,430	54,461
Capex SA "A"*	733,830	610,983
Loma Negra SA* (d)	448,653	715,302
Nortel Inversora SA "A" (ADR) (Preferred)*	33,663	71,096
Quimica Estrella SA "B"*	227,160	131,990
Tenaris SA*	43,900	102,654
		2,258,933
Brazil 40.5%
Aracruz Celulose SA "B" (ADR) (Preferred)	301,200	6,325,200
Banco Brandesco SA (ADR) (Preferred)	413,200	8,511,920
Banco Itau Holding Financeira SA (Preferred)	212,986,300	14,130,751
Banco Itau Holding Financeira SA (ADR)	3,400	113,220
Brasil Telecom Participacoes SA (ADR) (Preferred)	179,800	6,364,920
Companhia Brasileira de Distribuicao Grupo Pao de Acucar (ADR) (Preferred)	344,900	5,001,050
Companhia de Bebidas das Americas (ADR) (Preferred)	245,300	4,879,017
Companhia de Bedidas das Americas (Preferred)	48,444,000	9,708,784
Companhia Vale do Rio Doce (ADR) (Preferred)	500,700	13,218,480
Petroleo Brasileiro SA (ADR)	131,900	2,256,809
Petroleo Brasileiro SA (Preferred)	1,567,247	26,878,636
Tele Norte Leste Participacoes SA (ADR) (Preferred)	875,700	9,501,345
Votorantim Celulose e Papel SA (ADR)	258,750	4,916,252
		111,806,384
Chile 4.4%
Companhia Cervecerias Unidas SA (ADR)	309,200	5,064,696
Compania de Telecomunicaciones de Chile SA "A" (ADR)*	351,500	4,031,705
Empresa Nacional de Telecomunicaciones SA*	523,007	2,903,815
		12,000,216
Mexico 51.5%
America Movil SA de CV "L" (ADR)	881,100	14,776,047
Apasco SA de CV	884,200	6,048,905
Cemex SA de CV (ADR)	403,952	9,230,303
Coca-Cola FEMSA SA de CV "L" (ADR)	338,400	7,191,000
Fomento Economico Mexicano SA de CV (ADR)	282,200	10,712,312
Grupo Continental SA	7,405,850	11,410,270
Grupo Embotelladora Unidas SA de CV "B"	1,769,134	4,913,543
Grupo Financiero BBVA Bancomer SA de CV "B"*	19,016,900	16,586,391
Grupo Modelo SA de CV "C"	1,982,200	4,440,947
Grupo Televisa SA de CV (ADR)*	211,700	6,422,978
Kimberly-Clark de Mexico SA de CV "A"	1,646,200	4,055,541
Panamerican Beverages, Inc. "A"	80,100	1,758,195
Telefonos de Mexico SA de CV "L" (ADR)	795,400	24,029,034
Wal-Mart de Mexico SA de CV "C"	8,123,954	20,742,347
		142,317,813
Peru 1.2%
Compania de Minas Buenaventura SA "A" (ADR)	127,500	3,391,500
Total Common Stocks (Cost $248,984,174)		271,774,846

Cash Equivalents 1.6%
Scudder Cash Management QP Trust, 1.32% (b) (Cost $4,527,773)	4,527,773	4,527,773
Total Investment Portfolio - 100.0% (Cost $253,511,947) (a)		276,302,619

* Non-income producing security.
(a) The cost for federal income tax purposes was $256,323,042. At April 30, 2003, net unrealized appreciation for all securities based on tax cost was $19,979,577. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,886,775 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $27,907,198.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(c) Company is liquidating through 2003. Shares represent Fund's interest in capital reduction commitment of issuer.
(d) Restricted securities are securities which have not been registered with the Securities and Exchange Commission under the Securities Act of 1933. The aggregate fair value of restricted securities at April 30, 2003 amounted to $1,287,749, which represents 0.46% of net assets. Information concerning such restricted securities at April 30, 2003 is as follows:
Name	Acquisition Dates	Cost ($)
BI SA	10/22/1993	3,360,564
Loma Negra SA	8/23/1994-1/17/2001	4,816,805

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $253,511,947)	$ 276,302,619
Foreign currency, at value (cost $40,030)	41,108
Dividends receivable	2,244,074
Receivable for Fund shares sold	2,679,507
Total assets	281,267,308
Liabilities
Payable for Fund shares redeemed	165,482
Accrued management fee	237,314
Other accrued expenses and payables	140,757
Total liabilities	543,553
Net assets, at value	$ 280,723,755
Net Assets
Net assets consist of: Undistributed net investment income	2,011,057
Net unrealized appreciation (depreciation) on: Investments	22,790,672
Foreign currency related transactions	201,716
Accumulated net realized gain (loss)	(91,622,859)
Paid-in capital	347,343,169
Net assets, at value	$ 280,723,755

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2003 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($7,986,234 / 433,598 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$ 18.42
Maximum offering price per share (100 / 94.25 of $18.42)	$ 19.54
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($74,698 / 4,054.3 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)
$ 18.42
Class C Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($9,827 / 535 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 18.37
Maximum offering price per share (100 / 99 of $18.37)	$ 18.56
Class M Net Asset Value, offering and redemption price per share ($10,239,949 / 551,615 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$ 18.56
Class AARP Net Asset Value, offering and redemption price per share ($280,830 / 15,221 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.45
Class S Net Asset Value, offering and redemption price per share ($262,132,217 / 14,229,479 shares of capital stock outstanding, $.01 par value, 100,000,000 shares authorized)	$ 18.42

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2003 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $504,679)	$ 5,067,697
Interest	28,435
Total Income	5,096,132
Expenses: Management fee	1,493,082
Administrative fee	776,500
Distribution service fees	990
Directors' fees and expenses	10,628
Other	4,650
Total expenses	2,285,850
Net investment income (loss)	2,810,282
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	(9,360,953)
Foreign currency related transactions (including CPMF tax of $30,265)	(100,890)
(9,461,843)
Net unrealized appreciation (depreciation) during the period on: Investments	56,338,662
Foreign currency related transactions	220,425
56,559,087
Net gain (loss) on investment transactions	47,097,244
Net increase (decrease) in net assets resulting from operations	$ 49,907,526

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2003 (Unaudited)	Year Ended October 31, 2002
Operations: Net investment income (loss)	$ 2,810,282	$ 3,446,473
Net realized gain (loss) on investment transactions	(9,461,843)	(28,089,300)
Net unrealized appreciation (depreciation) on investment transactions during the period	56,559,087	(2,213,715)
Net increase (decrease) in net assets resulting from operations	49,907,526	(26,856,542)
Distributions to shareholders from: Net investment income: Class A	(1,106)	(2,819)
Class B	-	(24)
Class C	-	(7)
Class M	(83,675)	-
Class AARP	(1,475)	(3,482)
Class S	(2,049,817)	(5,499,405)
Fund share transactions: Proceeds from shares sold	14,937,461	30,866,578
Net assets acquired in tax-free reorganization	57,604	75,969,020
Reinvestment of distributions	1,999,842	5,208,941
Cost of shares redeemed	(21,372,934)	(138,824,982)
Redemption fees	7,349	1,320,366
Net increase (decrease) in net assets from Fund share transactions	(4,370,678)	(25,460,077)
Increase (decrease) in net assets	43,400,775	(57,822,356)
Net assets at beginning of period	237,322,980	295,145,336
Net assets at end of period (including undistributed net investment income of $2,011,057, and $1,336,848, respectively)	$ 280,723,755	$ 237,322,980

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.21	$ 17.36	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.16	.14	(.09)
Net realized and unrealized gain (loss) on investment transactions	3.15	(2.10)	(4.06)
Total from investment operations	3.31	(1.96)	(4.15)
Less distributions from: Net investment income	(.10)	(.27)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 18.42	$ 15.21	$ 17.36
Total Return (%)[d]	21.82**	(11.12)	(19.29)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8.23		.55
Ratio of expenses (%)	2.16*	2.18	2.18*
Ratio of net investment income (loss) (%)	2.11*	.83	(1.39)*
Portfolio turnover rate (%)	13*	22	20
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class A shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B
Years Ended October 31,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.18	$ 17.32	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.04	(.14)
Net realized and unrealized gain (loss) on investment transactions	3.14	(2.14)	(4.05)
Total from investment operations	3.24	(2.10)	(4.19)
Less distributions from: Net investment income	-	(.12)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 18.42	$ 15.18	$ 17.32
Total Return (%)[d]	21.34**	(11.82)	(19.48)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.07	.04	.001
Ratio of expenses (%)	2.99*	2.98	2.98*
Ratio of net investment income (loss) (%)	1.28*	.03	(2.19)*
Portfolio turnover rate (%)	13*	22	20
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class B shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C
Years Ended October 31,	2002[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.14	$ 17.28	$ 21.51
Income (loss) from investment operations: Net investment income (loss)[c]	.10	.05	(.14)
Net realized and unrealized gain (loss) on investment transactions	3.13	(2.15)	(4.09)
Total from investment operations	3.23	(2.10)	(4.23)
Less distributions from: Net investment income	-	(.12)	-
Redemption fees	.00***	.08	-
Net asset value, end of period	$ 18.37	$ 15.14	$ 17.28
Total Return (%)[d]	21.33**	(11.82)	(19.67)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.01	.01	.001
Ratio of expenses (%)	2.96*	2.95	2.95*
Ratio of net investment income (loss) (%)	1.31*	.06	(2.16)*
Portfolio turnover rate (%)	13*	22	20
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from May 29, 2001 (commencement of sales of Class C shares) to October 31, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class M
	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.26	$ 18.95
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.18
Net realized and unrealized gain (loss) on investment transactions	3.16	(3.95)
Total from investment operations	3.34	(3.77)
Less distributions from: Net investment income	(.14)	-
Redemption fees and other	.10[d]	.08
Net asset value, end of period	$ 18.56	$ 15.26
Total Return (%)	22.60**	(19.47)e**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	9
Ratio of expenses (%)	1.91*	1.91*
Ratio of net investment income (loss) (%)	2.36*	1.10*
Portfolio turnover rate (%)	13*	22
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.
[c] Based on average shares outstanding during the period.
[d] Includes a one time reduction in certain liabilities of an acquired fund.
[e] Shareholders redeeming shares held less than one year will have a lower total return due to the effect of the 2% redemption fee.
* Annualized
** Not annualized

Class AARP
Years Ended October 31,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 15.25	$ 17.40	$ 22.75	$ 23.51
Income (loss) from investment operations: Net investment income (loss)[c]	.18	.21	.27	(.03)
Net realized and unrealized gain (loss) on investment transactions	3.16	(2.11)	(3.95)	(.73)
Total from investment operations	3.34	(1.90)	(3.68)	(.76)
Less distributions from: Net investment income	(.14)	(.33)	(.18)	-
Net realized gains on investment transactions	-	-	(1.49)	-
Total distributions	(.14)	(.33)	(1.67)	-
Redemption fees	.00***	.08	-	-
Net asset value, end of period	$ 18.46	$ 15.25	$ 17.40	$ 22.75
Total Return (%)	22.03**	(10.83)	(17.08)	(3.23)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.28	.17	.18	.02
Ratio of expenses (%)	1.91*	1.91	1.90	1.91*
Ratio of net investment income (loss) (%)	2.36*	1.10	1.33	(.15)**
Portfolio turnover rate (%)	13*	22	20	42
[a] For the six months ended April 30, 2003 (Unaudited).
[b] For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S
Years Ended October 31,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 15.23	$ 17.39	$ 22.74	$ 19.95	$ 19.02	$ 25.12
Income (loss) from investment operations:
Net investment income (loss)[b]	.18	.21	.27	.20[c]	.31	.34
Net realized and unrealized gain (loss) on investment transactions	3.15	(2.12)	(3.95)	2.64	1.63	(5.05)
Total from investment operations	3.33	(1.91)	(3.68)	2.84	1.94	(4.71)
Less distributions from: Net investment income	(.14)	(.33)	(.18)	(.05)	(.37)	(.25)
Net realized gains on investment transactions	-	-	(1.49)	-	(.64)	(1.14)
Total distributions	(.14)	(.33)	(1.67)	(.05)	(1.01)	(1.39)
Redemption fees	.00***	.08	-	-	-	-
Net asset value, end of period	$ 18.42	$ 15.23	$ 17.39	$ 22.74	$ 19.95	$ 19.02
Total Return (%)	22.00**	(10.89)	(17.08)	14.15	10.97	(20.23)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	262	228	294	422	449	504
Ratio of expenses before expense reductions (%)	1.91*	1.91	1.90	1.80[d]	1.96	1.87
Ratio of expenses after expense reductions (%)	1.91*	1.91	1.90	1.79[d]	1.96	1.87
Ratio of net investment income (loss) (%)	2.36*	1.10	1.33	.80	1.61	1.45
Portfolio turnover rate (%)	13*	22	20	42	48	44
[a] For the six months ended April 30, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Net investment income per share includes non-recurring dividend income of $.05 per share.
[d] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were 1.79% and 1.79%, respectively.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Latin America Fund (the "Fund") is a non-diversified series of Scudder International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland Corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class M shares were offered to a limited group of investors through an acquisition of assets and are not available for additional purchase. Class M shares may be exchanged for Class A shares without being subject to an initial sales charge. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class M, AARP and S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2002, the Fund had a net tax basis capital loss carryforward of approximately $41,505,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2009, ($14,428,000) and October 31, 2010 ($27,077,000), the respective expiration dates, whichever occurs first.

In addition, the Fund inherited approximately $36,984,000 of capital losses from its merger (see Note F) with The Argentina Fund, Inc. which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2008, the expiration date, whichever occurs first, subject to certain limitations imposed by sections 382-384 of the Internal Revenue Code.

The Fund may be subject to a 0.38% Contribuicao Provisoria sobre Movimentacao Financiera ("CPMF") tax which is applied to foreign exchange transactions representing capital inflows or outflows to the Brazilian market.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, forward currency contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income	$ 1,336,848
Undistributed net long-term capital gains	$ -
Capital loss carryforwards	$ (78,489,000)
Unrealized appreciation (depreciation) on investments	$ (37,220,178)

In addition, during the year ended October 31, 2002 the tax character of distributions paid to shareholders by the Fund is summarized as follows:

Distributed from ordinary income	$ 5,505,737

For tax purposes short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions, if any, will be determined at the end of the current fiscal year.

Redemption Fees. For the period ended December 14, 2002, upon the redemption or exchange of shares held by Class M shareholders for less than one year, a fee of 2% of the current net asset value of the shares was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Other. Investment transactions are accounted for on a trade date basis. However, for financial reporting purposes, investment security transactions are reported on a trade date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $15,765,416 and $18,970,326, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 1.25% of the first $400,000,000 of the Fund's average daily net assets and 1.15% of such net assets in excess of $400,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended April 30, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 1.25% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.675%, 0.725%, 0.700%, 0.65%, 0.65% and 0.65% of average daily net assets for Class A, B, C, M, AARP and S, shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C and M shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. These affiliated entities have in turn entered into various agreements with third-party service providers to provide these services. In addition, other service providers, not affiliated with the Advisor, provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the six months ended April 30, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at April 30, 2003
Class A	$ 2,248	$ 1,391
Class B	140	30
Class C	21	4
Class M	29,999	4,759
Class AARP	584	125
Class S	743,508	115,526
	$ 776,500	$ 121,835

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of those expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses of each class at 1.75% of average daily net assets (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, director and director counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2003
Class B	$ 145	$ 31
Class C	23	4
	$ 168	$ 35

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon assets of shareholder accounts the firms service. For the six months ended April 30, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2003	Effective Rate
Class A	$ 766	$ 575.23%
Class B	48	14.25%
Class C	8	3.25%
	$ 822	$ 592

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A and Class C shares for the six months ended April 30, 2003 aggregated $1,094 and $0 respectively.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2003, the CDSC for Class B and Class C shares aggregated $339 and $0, respectively.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended April 30, 2003 totaled $27,351 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates, monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements and their prices more volatile than those of comparable securities in the United States of America.

E. Line of Credit

The Fund and several other affiliated Funds (the "Participants") share in a $1.25 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 25 percent of its net assets under the agreement.

F. Acquisition of Assets

On December 14, 2001, the Fund acquired all the net assets of The Argentina Fund, Inc. pursuant to a plan of reorganization approved by shareholders on October 16, 2001. The acquisition was accomplished by a tax-free exchange of 4,008,798 Class M shares for the 9,302,807 outstanding shares of The Argentina Fund, Inc. on December 14, 2001. Class M shares were especially designed for the shareholders of The Argentina Fund, Inc. The Argentina Fund, Inc.'s net assets at that date ($75,969,020), including $42,930 of unrealized depreciation, were combined with those of the Fund. Costs incurred in connection with the acquisition were shared by The Argentina Fund, Inc. and the Advisor. The aggregate net assets of the Fund immediately before the acquisition were $321,145,966. The combined net assets of the Fund immediately following the acquisition were $397,114,986. In addition, the net assets acquired in tax-free reorganization on the Statement of Changes in Net Assets includes $57,604 of changes in estimated costs associated with the merger recorded on The Argentina Fund, Inc. prior to the acquisition.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2003		Year Ended October 31, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	501,197	$ 8,685,418	217,289	$ 4,312,916
Class B	2,580	43,850	3,491	71,755
Class C	228	3,891	308	6,019
Class AARP	5,792	97,225	16,379	334,693
Class S	373,424	6,107,077	1,300,811	26,141,195
		$ 14,937,461		$ 30,866,578
Shares issued in tax-free reorganization
Class M	-	$ 57,604	4,008,798	$ 75,969,020
Shares issued to shareholders in reinvestment of distributions
Class A	65	$ 1,048	96	$ 1,824
Class B	-	-	1	24
Class C	-	-	-	6
Class M	3,024	48,874	-	-
Class AARP	90	1,455	174	3,293
Class S	120,798	1,948,465	274,897	5,203,794
		$ 1,999,842		$ 5,208,941
Shares redeemed
Class A	(82,704)	$ (1,267,895)	(233,872)	$ (4,514,532)
Class B	(1,193)	(19,089)	(887)	(16,586)
Class C	(46)	(795)	(8)	(154)
Class M	(65,483)	(1,064,746)	(3,394,724)*	(66,730,670)*
Class AARP	(1,645)	(25,629)	(15,871)	(295,317)
Class S	(1,202,483)	(18,994,780)	(3,573,030)	(67,267,723)
		$ (21,372,934)		$ (138,824,982)
Redemption fees
Class M	-	$ 7,349	-	$ 1,320,366
Net increase (decrease)
Class A	418,558	$ 7,418,571	(16,487)	$ (199,792)
Class B	1,387	24,761	2,605	55,193
Class C	182	3,096	300	5,871
Class M	(62,459)	(950,919)	614,074*	10,558,716*
Class AARP	4,237	73,051	682	42,669
Class S	(708,261)	(10,939,238)	(1,997,322)	(35,922,734)
		$ (4,370,678)		$ (25,460,077)

* For the period from December 14, 2001 (commencement of operations of Class M shares) to October 31, 2002.

Investment Products

Scudder Funds
Growth Funds

Scudder 21st Century Growth Fund

Scudder Aggressive Growth Fund

Scudder Blue Chip Fund

Scudder Capital Growth Fund

Scudder Development Fund

Scudder Dynamic Growth Fund

Scudder Flag Investors
Communications Fund

Scudder Global Biotechnology Fund

Scudder Growth Fund

Scudder Health Care Fund

Scudder Large Company Growth Fund

Scudder Micro Cap Fund

Scudder Mid Cap Fund

Scudder Small Cap Fund

Scudder Strategic Growth Fund

Scudder Technology Fund

Scudder Technology Innovation Fund

Scudder Top 50 US Fund

Value Funds

Scudder Contrarian Fund

Scudder-Dreman Financial Services Fund

Scudder-Dreman High Return Equity Fund

Scudder-Dreman Small Cap Value Fund

Scudder Flag Investors Equity
Partners Fund

Scudder Gold & Precious Metals Fund

Scudder Growth and Income Fund

Scudder Large Company Value Fund

Scudder-RREEF Real Estate Securities Fund

Scudder Small Company Stock Fund

Scudder Small Company Value Fund

Multicategory/Asset Allocation Funds

Scudder Balanced Fund

Scudder Flag Investors Value Builder Fund

Scudder Focus Value+Growth Fund

Scudder Lifecycle Mid Range Fund

Scudder Lifecycle Long Range Fund

Scudder Lifecycle Short Range Fund

Scudder Pathway Conservative Portfolio

Scudder Pathway Growth Portfolio

Scudder Pathway Moderate Portfolio

Scudder Target 2013 Fund

Scudder Total Return Fund

International/Global Funds

Scudder Emerging Markets Growth Fund

Scudder Emerging Markets Income Fund

Scudder European Equity Fund

Scudder Global Fund

Scudder Global Bond Fund

Scudder Global Discovery Fund

Scudder Greater Europe Growth Fund

Scudder International Fund

Scudder International Equity Fund

Scudder International Select Equity Fund

Scudder Japanese Equity Fund

Scudder Latin America Fund

Scudder New Europe Fund

Scudder Pacific Opportunities Fund

Income Funds

Scudder Cash Reserves Fund

Scudder Fixed Income Fund

Scudder GNMA Fund

Scudder High Income Plus Fund (formerly Deutsche High Yield Bond Fund)

Scudder High Income Fund (formerly Scudder High Yield Fund)

Scudder High Income Opportunity Fund (formerly Scudder High Yield Opportunity Fund)

Scudder Income Fund

Scudder PreservationPlus Fund

Scudder PreservationPlus Income Fund

Scudder Short Duration Fund (formerly Scudder Short-Term Fixed Income Fund)

Scudder Short-Term Bond Fund

Scudder Strategic Income Fund

Scudder U.S. Government Securities Fund

Scudder Funds (continued)
Tax-Free Income Funds

Scudder California Tax-Free Income Fund

Scudder Florida Tax-Free Income Fund

Scudder High Yield Tax-Free Fund

Scudder Managed Municipal Bond Fund

Scudder Massachusetts Tax-Free Fund

Scudder Medium-Term Tax-Free Fund

Scudder Municipal Bond Fund

Scudder New York Tax-Free Income Fund

Scudder Short-Term Municipal Bond Fund

Index-Related Funds

Scudder EAFE ® Equity Index Fund

Scudder Equity 500 Index Fund

Scudder S&P 500 Index Fund

Scudder S&P 500 Stock Fund

Scudder Select 500 Fund

Scudder US Bond Index Fund

Money Market
A large number of money market funds are available through Scudder Investments.

Retirement Programs and Education Accounts
Retirement Programs Traditional IRA Roth IRA SEP-IRA Inherited IRA Keogh Plan 401(k), 403(b) Plans Variable Annuities Education Accounts Coverdell Education Savings Account UGMA/UTMA IRA for Minors
Closed-End Funds

The Brazil Fund, Inc.

The Korea Fund, Inc.

Montgomery Street Income Securities, Inc.

Scudder Global High Income Fund, Inc.

Scudder New Asia Fund, Inc.

Scudder High Income Trust

Scudder Intermediate Government Trust

Scudder Multi-Market Income Trust

Scudder Municipal Income Trust

Scudder RREEF Real Estate Fund, Inc.

Scudder Strategic Income Trust

Scudder Strategic Municipal Income Trust

The Central European Equity Fund, Inc.

The Germany Fund, Inc.

The New Germany Fund, Inc.

The SMALLCap Fund, Inc.

Not all funds are available in all share classes.

Scudder open-end funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	If you have questions, comments or complaints, contact: Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 www.scudder.com (800) 621-1148

For shareholders of Classes A, B and C

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder service representative Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SLANX	811165-737
Class B	SLAOX	811165-729
Class C	SLAPX	811165-711
Class M	SLALX	811165-638

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program service representative at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder service representative at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	SLAMX	174
Class S	SLAFX	074

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

July 2002

Notes

Notes

Notes

Notes

ITEM 2.         CODE OF ETHICS.

                        Not applicable.

ITEM 3.         AUDIT COMMITTEE FINANCIAL EXPERT.

                        Not applicable.

ITEM 4.         PRINCIPAL ACCOUNTANT FEES AND SERVICES.

                        Not applicable.

ITEM 5.         [RESERVED]

ITEM 6.         [RESERVED]

ITEM 7.         DISCLOSURE OF PROXY VOTING POLICIERS AND PROCEDURES FOR
                CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

ITEM 8.         [RESERVED]

ITEM 9.         CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the
Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) During the six month period ended April 30, 2003, management identified an issue related to a different registrant within the Scudder fund complex.
Management discussed the issue with the Registrant's Audit Committee and auditors and instituted additional procedures to enhance its internal controls over financial reporting.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:                         Scudder Emerging Markets Growth Fund,
                                    Scudder Greater Europe Growth Fund, Scudder
                                    Latin America Fund and Scudder Pacific
                                    Opportunities Fund, each a series of Scudder
                                    International Fund, Inc.

By:                                 /s/Richard T. Hale
                                    ----------------------------
                                    Richard T. Hale
                                    Chief Executive Officer

Date:                               6/30/03
                                    ----------------------------

By:                                 /s/Charles A. Rizzo
                                    ----------------------------
                                    Charles A. Rizzo
                                    Chief Financial Officer

Date:                               6/30/03
                                    ----------------------------